UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Disclosure of Results of Operations and Financial Condition.

On May 24, 2006, PSS World Medical, Inc. (the “Company”) issued a press release in which the Company announced its financial results for the three and twelve months ended March 31, 2006. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The press release contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The following non-GAAP financial measures are included in the attached press release:

(i)

EBITDA. Management believes that EBITDA, which is income from continuing operations, plus the sum of (i) interest expense, (ii) provision for income taxes, (iii) depreciation, and (iv) amortization of intangible assets, less (v) interest and investment income, is a common alternative measure of operating performance used by investors and financial analysts to measure value and liquidity. Management uses this measure internally to evaluate the Company’s performance and believes it to be a consistent and comparable measure of the Company’s performance on an operating cash flow basis.

(ii)

Return on Committed Capital (“ROCC”). ROCC, which is return divided by committed capital, is also a common alternative measure of operating performance used by investors and financial analysts to measure profitability. Management believes that ROCC is a useful measure of capital and asset efficiency.

The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures are intended to supplement the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company’s core operating results or business performance. However, these non-GAAP financial measures are not intended to supercede or replace the Company’s GAAP results. A detailed reconciliation of the GAAP results to the non-GAAP results is provided within the press release.

Item 9.01 Financial Statements and Exhibits.

Exhibit

Number	Description

99.1	Press Release dated May 24, 2006 with respect to the Registrant’s financial results for the three and twelve months ended March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2006

PSS WORLD MEDICAL, INC.
By:	/s/ David M. Bronson
Name: David M. Bronson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated May 24, 2006.